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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         February 2, 2000
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                          Transtel Pass Through Trust
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


333-49871                                     52-6875613
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(Commission File Number)                      (IRS Employer Identification No.)

                         c/o Wilmington Trust Company
                              Rodney Square North
                           1100 North Market Street
                        Wilmington, Delaware 19890-0001
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                   (Address of Principal Executive Offices)

                                (302) 651-1000
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             (Registrant's Telephone Number, Including Area Code)
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Item 4.    Changes in Registrant's Certifying Accountants

           (a) Previous independent accountants

               (i) On January 28, 2000, the Registrant dismissed Price Waterhouse as its independent accountants.

               (ii) The reports of Price Waterhouse on the Registrant's
                    financial statements as of December 31, 1998 and December 31, 1997 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

               (iii) During the Registrant's two most recent fiscal years and through January 28, 2000, there have been no disagreements with Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse would have caused them to make reference thereto in their report for such years.

               (iv) During the two most recent fiscal years and through January
                    28, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

               (v) The Registrant has requested that Price Waterhouse furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit A hereto.

          (b)  New independent accountants

               (i) The Registrant engaged Deloitte & Touche LLP as its new independent accountants as of January 28, 2000. During the two most recent fiscal years and through January 28, 2000, the Registrant has not consulted with Deloitte & Touche LLP on items which (1) were or should have been subject to Statement of Auditing Standard No. 50 or (2) concerned the subject matter of a disagreement or reportable event with the former accountants (as described in Regulation S-K Item 304(a)(2)).


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TRANSTEL PASS THROUGH TRUST,
                                         as Registrant

                                         By:  Wilmington Trust Company,
                                              not in its individual capacity but
                                              solely as Pass Through Trustee


Date:     February 2, 2000               By: /s/  Mary C. St. Amand
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                                             Name: Mary C. St. Amand
                                             Title:   Assistant Vice President